Exhibit 4.2

MEAD JOHNSON NUTRITION COMPANY,

MEAD JOHNSON & COMPANY

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., TRUSTEE

3.50% Notes due 2014

4.90% Notes due 2019

5.90% Notes due 2039

FIRST SUPPLEMENTAL INDENTURE

Dated as of November 5, 2009

to

Indenture Dated as of November 1, 2009

Debt Securities

FIRST SUPPLEMENTAL INDENTURE, dated as of November 5, 2009, (this “Supplemental Indenture”), among Mead Johnson Nutrition Company, a Delaware corporation (the “Company”), Mead Johnson & Company, a Delaware corporation (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., a national banking association (the “Trustee”).

Recitals of The Company

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (the “Base Indenture”), dated as of November 1, 2009 (as supplemented by this Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of one or more series of Securities;

WHEREAS, Section 9.1(e) of the Base Indenture provides that the Company and the Trustee may, without the consent of any Holders of Securities, enter into an indenture supplemental to the Base Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture to provide for the issuance of $500,000,000 principal amount of its 3.50% Notes due 2014 (the “2014 Notes”), $700,000,000 principal amount of its 4.90% Notes due 2019 (the “2019 Notes”) and $300,000,000 principal amount of its 5.90% Notes due 2039 (the “2039 Notes” and, together with the 2014 Notes and the 2019 Notes, the “Initial Notes”, and, together with any Exchange Notes (as defined below) issued in exchange therefor and any Add On 2014 Notes, Add On 2019 Notes or Add On 2039 Notes (each as defined below) (or any Exchange Notes issued in exchange therefor), in each case as provided for herein, the “Notes”), which Notes shall be guaranteed by the Guarantor as provided in Article 3 hereof; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled; and the execution and delivery of this Supplemental Indenture have been duly authorized in all respects.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Company and the Trustee mutually covenant and agree as follows:

ARTICLE 1

RELATION TO THE BASE INDENTURE; DEFINITIONS; RULES OF

CONSTRUCTION

Section 1.1 Relation to the Base Indenture. This Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.2 Definitions. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section 1.2.

“Add On 2014 Notes” has the meaning set forth in Section 2.2(a).

“Add On 2019 Notes” has the meaning set forth in Section 2.2(b).

“Add On 2039 Notes” has the meaning set forth in Section 2.2(c).

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

“Base Indenture” has the meaning set forth in the recitals hereto.

“Benefitted Party” has the meaning set forth in Section 3.1.

“Business Day” means any day other than a Saturday or Sunday and other than a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

“Certificated Security” means a Security registered in the name of the Holder thereof and issued in accordance with Section 2.4 hereof, substantially in the form of the Security attached hereto as Exhibit A-1, Exhibit A-2, or Exhibit A-3, as applicable, and that does not bear the Global Security Legend.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company, one of its Subsidiaries or a Permitted Holder, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting

Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares other than any person who becomes such a beneficial owner as a consequence of its ownership of the Voting Stock of Bristol-Myers Squibb Company, a Delaware corporation; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more Persons, other than the Company or one of its Subsidiaries; or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Company” has the meaning set forth in the introductory paragraph hereof.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Continuing Director” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notes” means the Notes issued in an Exchange Offer for a like principal amount of Initial Notes, Add On 2014 Notes, Add On 2019 Notes, Add On 2039 Notes and replacement Notes issued in exchange therefor in accordance with the Indenture.

“Exchange Offer” means the offer that may be made by the Company pursuant to the Registration Agreement to exchange Exchange Notes for Initial Notes.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Agreement.

“Global Security” has the meaning set forth in Section 2.4(a).

“Global Security Legend” means the legend set forth in Section 2.4(h)(ii), which is to be placed on all Global Securities issued under the Indenture.

“Guarantee” has the meaning set forth in Section 3.1.

“Guarantor” has the meaning set forth in the introductory paragraph hereof.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Initial Notes” has the meaning set forth in the recitals hereto.

“Initial Purchasers” means Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies.

“Issue Date” means November 5, 2009.

“Letter of Transmittal” means any letter of transmittal, or its electronic equivalent in accordance with the Applicable Procedures, to be prepared by the Company and sent to all Holders of the Initial Notes or any Add On 2014 Notes, Add On 2019 Notes or Add On 2039 Notes for use by such Holders in connection with an Exchange Offer.

“MJN Credit Facility” means that certain Three Year Revolving Credit Facility Agreement, dated as of February 17, 2009, by and among the Company, the Guarantor, the Borrowing Subsidiaries (as defined therein), the lenders named therein, Bank of America, N.A., Credit Suisse and Morgan Stanley Bank, as co-documentation agents, Bank of Tokyo-Mitsubishi UFJ Trust Company, Royal Bank of Canada and UBS Securities LLC, as senior managing agents, Citibank, N.A., as syndicate agent, and JPMorgan Chase Bank, N.A., as administrative agent, and any amendment, modification, renewal, extension or refinancing thereof.

“Moody’s” means Moody’s Investors Service, Inc.

“Non-U.S. Person” has the meaning assigned to such term in Regulation S.

“Notes” has the meaning set forth in the recitals hereto, and means any Notes authenticated and delivered pursuant to the Indenture.

“144A Global Security” means a permanent global note in registered form representing the Notes issued to Qualified Institutional Buyers on the Issue Date or transferred to Qualified Institutional Buyers in reliance on Rule 144A.

“Participant” means a member of, or a participant in, the Depositary.

“Paying Agent” means any Person (including the Company) authorized by the Company to pay the principal of, premium, if any, or interest on, any Securities on behalf of the Company.

“Permitted Holder” means Bristol-Myers Squibb Company, a Delaware corporation, or any majority owned subsidiary of Bristol-Myers Squibb Company.

“Primary Treasury Dealer” has the meaning set forth in the definition of “Reference Treasury Dealer.”

“Private Placement Legend” means the legend set forth in Section 2.4(h)(i) to be placed on all Notes issued under the Indenture except where otherwise permitted by the provisions of the Indenture. Notes issued in the Exchange Offer or sold under the Shelf Registration Statement will not be required to bear a Private Placement Legend except to the extent required by the terms of the Indenture.

“Qualified Institutional Buyer” or “QIB” has the meaning specified in Rule 144A.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company (as certified by a Board Resolution) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated and their respective successors and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Registration Agreement” means (i) the Registration Rights Agreement dated as of November 5, 2009, among the Company, the Guarantor and the Initial Purchasers and (ii) with respect to any Add On 2014 Notes, Add On 2019 Notes or Add On 2039 Notes issued subsequent to November 5, 2009, the Registration Rights Agreement, if any, entered into for the benefit of the holders of such Add On 2014 Notes, Add On 2019 Notes or Add On 2039 Notes, if any.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Security” means a permanent global note in registered form representing the Notes sold in reliance on Regulation S.

“Restricted Certificated Security” means a Certificated Security bearing the Private Placement Legend.

“Restricted Global Security” means a Global Security bearing the Private Placement Legend.

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” has the meaning set forth in the Registration Agreement.

“Supplemental Indenture” has the meaning set forth in the introductory paragraph hereof.

“Trustee” has the meaning set forth in the introductory paragraph hereof.

“Unrestricted Certificated Security” means a Certificated Security not bearing the Private Placement Legend.

“Unrestricted Global Security” means a Global Security not bearing the Private Placement Legend.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 1.3 Rules of Construction. For all purposes of this Supplemental Indenture, except as expressly provided or unless the context otherwise requires:

(a) capitalized terms used herein without definition shall have the meanings specified in the Base Indenture;

(b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

(d) in the event of a conflict with the definition of terms in the Base Indenture, the definitions in this Supplemental Indenture shall control.

ARTICLE 2

THE NOTES

Section 2.1 Title of the Notes. There are hereby established by this Supplemental Indenture three separate series of Securities under the Indenture, designated as follows:

(a) The 2014 Notes shall be known and designated as the “3.50% Notes due 2014.”

(b) The 2019 Notes shall be known and designated as the “4.90% Notes due 2019.”

(c) The 2039 Notes shall be known and designated as the “5.90% Notes due 2039.”

Section 2.2 Limitation on Aggregate Principal Amount.

(a) The 2014 Notes are initially limited in aggregate principal amount to $500,000,000, except for such 2014 Notes authorized and delivered upon registration of transfer of, or in exchange for, or in lieu of other notes, pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 of the Base Indenture. The Company may, from time to time, without the consent of Holders of the Notes of any series, issue notes (“Add On 2014 Notes”) under the Indenture in addition, and with identical terms, to the $500,000,000 aggregate principal amount of 2014 Notes (other than issue date, issue price and the amount of the first payment of interest); provided, that the Add On 2014 Notes are fungible with the 2014 Notes for U.S. federal income tax purposes. Add On 2014 Notes will be fungible with the 2014 Notes if they are issued pursuant to a qualified reopening under Treasury Regulations section 1.1275-2(k) or are issued with no original issue discount, or less than the de minimis amount of original issue discount for U.S. federal income tax purposes. Any such Add On 2014 Notes and the 2014 Notes will be treated as a single series for purposes of the Indenture.

(b) The 2019 Notes are initially limited in aggregate principal amount to $700,000,000, except for such 2019 Notes authorized and delivered upon registration of transfer of, or in exchange for, or in lieu of other notes, pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 of the Base Indenture. The Company may, from time to time, without the consent of Holders of the Notes of any series, issue notes (“Add On 2019 Notes”) under the Indenture in addition, and with identical terms, to the $700,000,000 aggregate principal amount of 2019 Notes (other than issue date, issue price and the amount of the first payment of interest); provided, that the Add On 2019 Notes are fungible with the 2019 Notes for U.S. federal income tax purposes. Add On 2019 Notes will be fungible with the 2019 Notes if they are issued pursuant to a qualified reopening under Treasury Regulations section 1.1275-2(k) or are issued with no original issue discount, or less than the de minimis amount of original issue discount for U.S. federal income tax purposes. Any such Add On 2019 Notes and the 2019 Notes will be treated as a single series for purposes of the Indenture.

(c) The 2039 Notes are initially limited in aggregate principal amount to $300,000,000, except for such 2039 Notes authorized and delivered upon registration of transfer of, or in exchange for, or in lieu of other notes, pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.7 of the Base Indenture. The Company may, from time to time, without the consent of Holders of the Notes of any series, issue notes (“Add On 2039 Notes”) under the Indenture in addition, and with identical terms, to the $300,000,000 aggregate principal amount of 2039 Notes (other than issue date, issue price and the amount of the first payment of interest); provided, that the Add On 2039 Notes are fungible with the 2039 Notes for U.S. federal income tax purposes. Add On 2039 Notes will be fungible with the 2039 Notes if they are issued pursuant to a qualified reopening under Treasury Regulations section 1.1275-2(k) or are issued with no original issue discount, or less than the de minimis amount of original issue discount for U.S. federal income tax purposes. Any such Add On 2039 Notes and the 2039 Notes will be treated as a single series for purposes of the Indenture.

Section 2.3 Terms of the Notes.

(a) The Depository Trust Company is hereby designated as the Depositary for the Notes, which shall be issued in the form of Global Securities as further provided in Section 2.4.

(b) The principal of the 2014 Notes is payable on November 1, 2014. The principal of the 2019 Notes is payable on November 1, 2019. The principal of the 2039 Notes is payable on November 1, 2039.

(c) The 2014 Notes shall bear interest at an annual rate of 3.50%, the 2019 Notes shall bear interest at an annual rate of 4.90% and the 2039 Notes shall bear interest at an annual rate of 5.90%, in each case from November 5, 2009, or from the most recent date on which interest has been paid or provided for, payable semi-annually on May 1 and November 1 of each year commencing May 1, 2010, until the principal of such Notes is paid or made available for payment. The interest so payable will be paid to the person in whose name the Notes are registered at the close of business on the preceding April 15 or October 15, respectively. If the date on which interest is payable is not a Business Day, the interest will be paid on the next following Business Day.

(d) Payment of the principal of (and premium, if any, on) and any such interest on the Notes will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Bank of New York Mellon Trust Company, N.A. is appointed as the Trustee and Paying Agent for the Notes to perform the functions set forth in the Indenture to be performed by such offices.

(e) The Notes of each series are redeemable at the option of the Company, in whole or in part at any time and from time to time, at a Redemption Price equal to the greater of:

• 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the Redemption Date; and

• the sum of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 20 basis points in the case of the 2014 Notes, 25 basis points in the case of the 2019 Notes, and 30 basis points in the case of the 2039 Notes, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

(f) The Notes are not entitled to any mandatory redemption or sinking fund payments.

(g) The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

(h) The entire principal amount of the 2014 Notes shall be payable upon the acceleration of the Maturity thereof pursuant to Section 5.2 of the Indenture. The entire principal amount of the 2019 Notes shall be payable upon the acceleration of the Maturity thereof pursuant to Section 5.2 of the Indenture. The entire principal amount of the 2039 Notes shall be payable upon the acceleration of the Maturity thereof pursuant to Section 5.2 of the Indenture.

(i) Additional Amounts will not be payable to the Holders of the Notes.

(j) The 2014 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A-1 hereto, which terms and provisions are hereby expressly made a part of the Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Supplemental Indenture expressly agree to such terms and provisions and to be bound thereby. The 2019 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A-2 hereto, which terms and provisions are hereby expressly made a part of the Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Supplemental Indenture expressly agree to such terms and provisions and to be bound thereby. The 2039 Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A-3 hereto, which terms and provisions are hereby expressly made a part of the Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Supplemental Indenture expressly agree to such terms and provisions and to be bound thereby. Except as otherwise expressly permitted by the Indenture, all Notes shall be identical in all respects. Notwithstanding any differences among them, all Notes of each series issued under the Indenture, including any Notes of such series issued after the date hereof pursuant to and in accordance with the terms hereof, shall vote and consent together on all matters as one class.

(k) Under certain circumstances, the Company may be obligated to pay additional interest to Holders of Notes, all as and to the extent set forth in the Registration Agreement and any registration rights agreement applicable to Add On 2014 Notes, Add On 2019 Notes or Add On 2039 Notes. The terms thereof are incorporated herein by reference and such additional interest is deemed to be interest for purposes of the Indenture.

(l) The Company shall be required to offer to purchase, in accordance with Section 2.5 hereof, the Notes of any series as to which a Change of Control Triggering Event has occurred.

Section 2.4 Book Entry Provisions; Transfer and Exchange.

(a) The Notes shall be issued initially in the form of one or more permanent global notes (“Global Securities”). Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary, (iii) bear the Global Security Legend and (iv) be dated the date of its authentication. Except as provided in Section 2.4(b), owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Notes.

Participants shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(b) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case of (A) or (B) the Company fails to appoint a successor Depositary within 90 calendar days, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case, such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes. In all cases, Certificated Securities delivered in exchange for any Global Security or beneficial interests in Global Securities will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 3.4 and 3.6 of the Base Indenture. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 2.4 or Sections 3.4 and 3.6 of the Base Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Note other than as provided in this Section 2.4(b); however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.4(c), (d) or (g) hereof.

(c) Transfer and Exchange of Beneficial Interests in Global Securities.

The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of the Indenture and the Applicable Procedures. To the extent that there is any conflict between the Applicable Procedures and the terms of the Indenture, the Applicable Procedures will control. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 2.4(c)(i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.4(c)(i) above, the transferor of such beneficial interest must deliver to the Security Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security of the same series in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) if permitted by Section 2.4(b), a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Security of the same series in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Certificated Security shall be registered to effect the transfer or exchange referred to in (1) above. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.4(g) hereof, the requirements of this Section 2.4(c)(ii) shall be deemed to have been satisfied upon receipt by the Security Registrar of the instructions contained in any Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in the Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security pursuant to Section 2.4(i) hereof.

(iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.4(c)(ii) above and the Security Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

(B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

(iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in the Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.4(c)(ii) above and:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies (or is deemed to certify) in a Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Agreement;

(C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Agreement; or

(D) the Security Registrar receives the following:

(1)	if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

(2)	if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in a form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(v) Through and including the 40th day after the Issue Date, beneficial interests in the Regulation S Global Security may be held only through Euroclear Bank, SA/NV as operator of the Euroclear Clearance System (or any successor securities clearing agency) or Clearstream, société anonyme Luxembourg (or any successor securities clearing agency), unless transferred to a person that takes delivery through a Rule 144A Global Security.

(vi) If any such transfer is effected pursuant to Section 2.4(c)(iv) at a time when an Unrestricted Global Security has not yet been issued, the Company shall execute and, upon receipt of a Company Order in accordance with Section 3.3 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to Section 2.4(c)(iv).

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

(d) Transfer or Exchange of Beneficial Interests for Certificated Securities.

(i) Beneficial Interests in Restricted Global Securities to Restricted Certificated Securities. Subject to Section 2.4(b) hereof, if any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Security, then, upon receipt by the Security Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

(F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.4(i) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount.

Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.4(d)(i) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Notes are so registered. Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.4(d)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(ii) Beneficial Interests in Restricted Global Securities to Unrestricted Certificated Securities. Subject to Section 2.4(b) hereof, a holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Certificated Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies (or is deemed to certify) in a Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Agreement;

(C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Agreement; or

(D) the Security Registrar receives the following:

(1)	if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Certificated Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

(2)	if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in a form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Beneficial Interests in Unrestricted Global Securities to Unrestricted Certificated Securities. Subject to Section 2.4(b) hereof, if any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Security, then, upon satisfaction of the conditions set forth in Section 2.4(c)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.4(i) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 2.4(d)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Notes are so registered. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 2.4(d)(iii) shall not bear the Private Placement Legend.

(e) Transfer and Exchange of Certificated Securities for Beneficial Interests.

(i) Restricted Certificated Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Security Registrar of the following documentation:

(A) if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Certificated Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C) if such Restricted Certificated Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D) if such Restricted Certificated Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

(E) if such Restricted Certificated Security is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; and

(F) if such Restricted Certificated Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof;

the Trustee shall cancel the Restricted Certificated Security and increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security, in the case of clauses (B), (D) and (F) above, the 144A Global Security, and in the case of clause (C) above, the Regulation S Global Security.

(ii) Restricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Certificated Security may exchange such Restricted Certificated Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies (or is deemed to certify) in a Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Agreement;

(C) such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Agreement; or

(D) the Security Registrar receives the following:

(1)	if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

(2)	if the Holder of such Restricted Certificated Security proposes to transfer such Restricted Certificated Security to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in a form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.4(d)(ii), the Trustee shall cancel the Restricted Certificated Security and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

(iii) Unrestricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Certificated Security may exchange such Unrestricted Certificated Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Certificated Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

If any such exchange or transfer from a Certificated Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) of this Section 2.4(e) at a time when an Unrestricted Global Security has not yet been issued, the Company shall execute and, upon receipt of a Company Order in accordance with Section 3.3 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Certificated Securities so transferred.

(f) Transfer and Exchange of Certificated Securities for Certificated Securities. Upon request by a Holder of Certificated Securities and such Holder’s compliance with the provisions of this Section 2.4(f), the Security Registrar shall register the transfer or exchange of Certificated Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Certificated Securities duly endorsed or accompanied by a written instruction of transfer in a form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.4(f).

(i) Restricted Certificated Securities to Restricted Certificated Securities. Any Restricted Certificated Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Security if the Security Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and opinion of counsel required by item (3) thereof, if applicable.

(ii) Restricted Certificated Securities to Unrestricted Certificated Securities. Any Restricted Certificated Security may be exchanged by the Holder thereof for an Unrestricted Certificated Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Security if:

(A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies (or is deemed to certify) in a Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Agreement;

(C) any such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Agreement; or

(D) the Security Registrar receives the following:

(1)	if the Holder of such Restricted Certificated Security proposes to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

(2)	if the Holder of such Restricted Certificated Security proposes to transfer such Restricted Certificated Security to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests, an opinion of counsel in a form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Unrestricted Certificated Securities to Unrestricted Certificated Securities. A Holder of Unrestricted Certificated Securities may transfer such Unrestricted Certificated Securities to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Certificated Security pursuant to the instructions from the Holder thereof.

(g) Exchange Offer. Upon the consummation of the Exchange Offer in accordance with the Registration Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.3 of the Base Indenture, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify (or are deemed to certify) in the Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Unrestricted Certificated Securities in an aggregate principal amount equal to the aggregate principal amount of the Restricted Certificated Securities tendered by persons who make, or are deemed to make the foregoing certifications, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Certificated Securities so accepted Certificated Securities in the appropriate principal amount.

(h) Legends. The following legends shall appear on the face of all Global Securities and Certificated Securities issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

(i) Private Placement Legend.

(A) Except as permitted by subparagraph (B) below, each Global Security and each Certificated Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

(2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT (A) TO MEAD JOHNSON OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO MEAD JOHNSON AND THE TRUSTEE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTIONS” AND “UNITED STATES” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.”

(B) Notwithstanding the foregoing, any Global Security or Certificated Security issued pursuant to subparagraphs (c)(i) (second sentence), (c)(iv), (d)(ii), (d)(iii), (e)(ii), (e)(iii), (f)(ii), or (g) to this Section 2.4 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend, and any Security sold under a Shelf Registration Statement shall not bear the Private Placement Legend.

(ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.4 OF THE FIRST SUPPLEMENTAL INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(i) If any Global Security is to be exchanged for Certificated Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Section 2.4 or Article 3 of the Base Indenture. If any Global Security is to be exchanged for Certificated Securities or canceled in part, or if a Certificated Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Section 2.4 or Article 3 of the Base Indenture or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such Certificated Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 2.4(i) and as otherwise provided in this Section 2.4 or Article 3 of the Base Indenture, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in Section 2.4(b), the Company shall promptly make available to the Trustee a reasonable supply of Certificated Securities. The Trustee shall be entitled to conclusively rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Section 2.4 or Article 3 of the Base Indenture if such order, direction or request is given or made in accordance with the Applicable Procedures.

(j) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 2.4 or Article 3 of the Base Indenture or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(k) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner’s beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Participants.

(l) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(m) None of the Company, the Trustee, any Paying Agent or any Security Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the Securities or any transactions between the Depositary and beneficial owners.

Section 2.5 Change of Control.

(a) If a Change of Control Triggering Event occurs with respect to the Notes of any series, unless the Company has exercised its option to redeem the Notes of such series (as described in Section 2.3(e)), the Company shall be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of such series to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall mail a notice to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c) The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer.

(d) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the provisions of this Section 2.5, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 2.5 by virtue of any such conflict.

(e) In addition to the Events of Default specified in Section 5.1 of the Base Indenture, the following shall constitute an “Event of Default” with respect to each series of the Notes: any default in the payment of any Change of Control Payment in respect of the Notes of such series as when the same becomes due and payable in accordance with Section 2.5 hereof. Such additional Event of Default is expressly included in this Supplemental Indenture for the benefit of, and shall be solely applicable to, the three series of Securities established by this Supplemental Indenture.

Section 2.6 Rule 144A Information. So long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

ARTICLE 3

GUARANTEE

Section 3.1 Terms of the Guarantee. Subject to the provisions of this Article 3, the Guarantor hereby fully and unconditionally guarantees (the “Guarantee”), to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity or enforceability of the Indenture, the Notes or the obligations of the Company under the Indenture or the Notes, that: (i) the principal of, premium, if any, and interest on the Notes will be paid in full when due, whether at maturity, by acceleration, upon redemption, upon repurchase pursuant to Section 2.5 hereof or otherwise, and interest on the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, overdue installments of, interest on the Notes will be promptly paid in full; (ii) all other payment obligations of the Company to the Holders or the Trustee under the Indenture or the Notes will be promptly paid in full, all in accordance with the terms of the Indenture and the Notes; and (iii) in case of any extension of time in payment or renewal of any Notes or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, for whatever reason, the Guarantor will be obligated to pay, the same on demand. The Guarantor agrees that this is a guarantee of payment not a guarantee of collection.

The Guarantor hereby agrees that its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the obligations of the Company under the Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Company or any other obligor with respect to the Indenture, the Notes or the obligations of the Company under the Indenture or the Notes, any action to enforce the same or any other circumstances (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor further, to the extent permitted by law, hereby waives (a) demand, protest and notice of any kind, (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or the failure of the Trustee, the Holders or the

Company (each a “Benefitted Party”) to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person, (c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation, (d) any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the Company to meet its obligations, (e) any defense based upon an election of remedies by a Benefitted Party, including but not limited to an election at law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (f) any defense arising because of a Benefitted Party’s election, in any proceeding instituted under bankruptcy law, of the application of 11 U.S.C. Section 1111(b)(2) or (g) any defense based on any borrowing or grant of a security interest under 11 U.S.C. Section 364. The Guarantor hereby covenants that, except as provided in Section 3.3 hereof, the Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, the Guarantee and the Indenture.

Section 3.2 Limitation of the Guarantor’s Liability. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture, including, without limitation, the net proceeds of the sale of the Notes. The Guarantor and, by the acceptance of any Note issued hereunder, each beneficiary hereof confirms that it is its intention that the Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to the Guarantee. To effectuate the foregoing intention, each such person hereby irrevocably agrees that the obligation of the Guarantor under the Guarantee under this Article 3 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of the Guarantor that are relevant under such laws, result in the obligations of the Guarantor in respect of such maximum amount not constituting a fraudulent conveyance.

Section 3.3 Release of the Guarantor’s Liability. The Guarantor’s obligations with regard to its Guarantee under this Article 3 shall terminate and be automatically released, without further action on the part of the Trustee or any Holder of the Notes, at such time as the Guarantor is no longer an obligor (either as a primary obligor or guarantor) under the MJN Credit Facility. Once released in accordance with this Section 3.3, the Guarantee under this Article 3 shall not be reinstated. The Company shall provide the Trustee with notice of such termination and release, but the failure to give such notice shall not affect the validity of such termination and release.

Section 3.4 Discharge; Reinstatement. Subject to Section 3.3, the Guarantor’s obligations under this Article 3 will remain in full force and effect until the principal of, premium, if any, and interest on the Notes and all other amounts payable by the Company under the Indenture have been paid in full. Subject to Section 3.3, if at any time any payment of the principal of, premium, if any, or interest on any Note or any other amount payable by the Company under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor’s obligations under this Article 3 with respect to such payment will be reinstated as though such payment had been due but not made at such time.

Section 3.5 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company under the Indenture or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Indenture shall nonetheless be payable by the Guarantor under this Article 3 forthwith on demand by the Trustee.

Section 3.6 Execution and Delivery of Guarantee. The execution by the Guarantor of the Indenture (or a supplemental indenture) evidences the Guarantee of the Guarantor, whether or not the person signing as an officer of the Guarantor still holds that office at the time of authentication of any Note. The delivery of any Note by the Trustee after authentication constitutes due delivery of the Guarantee set forth in the Indenture on behalf of the Guarantor.

ARTICLE 4

MISCELLANEOUS PROVISIONS

Section 4.1 Ratification. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.2 Exchange Notes. Without the consent of any Holders of the Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend or modify the Indenture to provide for the issuance of the Exchange Notes.

Section 4.3 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 4.4 Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

MEAD JOHNSON NUTRITION COMPANY

BY	/s/ Kevin Wilson
Name:	Kevin Wilson
Title:	Vice President and Treasurer

MEAD JOHNSON & COMPANY

BY	/s/ Kevin Wilson
Name:	Kevin Wilson
Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

BY	/s/ D.G. Donovan
Name:	D.G. Donovan
Title:	Vice President

[Signature page to First Supplemental Indenture]

EXHIBIT A-1

Form of Notes due 2014

A-1-1

No.	$

CUSIP

MEAD JOHNSON NUTRITION COMPANY

3.50% NOTE DUE 2014

Mead Johnson Nutrition Company, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                     , the principal sum of                              Dollars ($        ) on November 1, 2014, and to pay interest thereon from November 5, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually on May 1 and November 1 in each year commencing May 1, 2010, at the rate of 3.50% per annum until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the April 15 or the October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that, if such Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day.

Payment of the principal of (and premium, if any, on) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * * *

A-1-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 5, 2009	Mead Johnson Nutrition Company

(SEAL)	By:
Name:
Title:

Attest:

By:
Name:
Title:	[Assistant] Secretary

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Dated:

A-1-3

MEAD JOHNSON NUTRITION COMPANY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of November 1, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a supplemental indenture dated as of November 5, 2009, among the Company, Mead Johnson & Company and the Trustee (collectively, the “Indenture”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

The Securities are redeemable at the option of the Company, in whole or in part at any time and from time to time, at a Redemption Price equal to the greater of:

• 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date; and

• the sum of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 20 basis points, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Business Day” means any day other than a Saturday or Sunday and other than a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

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“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated and their respective successors and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

[the following two paragraphs should be included only in a restricted security]

The holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 5, 2009, by and among the Company and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. (the “Registration Rights Agreement”). In the event (i) the Exchange Offer (as defined in the Registration Rights Agreement) is not consummated or (ii) if required by the terms of the Registration Rights Agreement, the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 270th day after November 5, 2009 (each such event referred to in clauses (i) and (ii), a “Registration Default”), the Company shall be obligated to pay additional interest (“Additional Interest”) to the Holder of the Securities affected thereby at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum after the first 90-day period, provided that the maximum additional rate may not exceed 0.50% per annum in the aggregate. The accrual of Additional Interest will cease and the interest rate will revert to the original rate at the time described in the Registration Rights Agreement.

The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Securities by depositing with the Paying Agent, in trust, for the benefit of the holders thereof, on the next applicable Interest Payment Date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable Interest Payment Date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

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If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of all the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

“Global Security” and “Global Securities” means a Security or Securities evidencing all or part of a series of Securities, issued to the Depositary (as hereinafter defined) for such series or its nominee, and registered in the name of such Depositary or its nominee. “Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as the Depositary by the Company.

No holder of any beneficial interest in this Security held on its behalf by a Depositary or a nominee of such Depositary shall have any rights under the Indenture with respect to such Global Security, and such Depositary or nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

This Security is exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if (i) the Depositary (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities and the Company fails to appoint a successor depositary within 90 calendar days or (b) has ceased to be a clearing agency registered under the Exchange Act and the Company fails to appoint a successor depositary within 90 calendar days, (ii) at any time the Company in its sole discretion determines to issue Certificated Securities or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities issuable in authorized denominations and registered in such names as the Depositary holding this Security shall direct. Subject to the

A-1-6

foregoing, this Security is not exchangeable, except for a Security or Securities of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

No recourse shall be had for the payment of the principal of (and premium, if any, on) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Security and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security, including without limitation the obligation of the Company contained herein to pay the principal of (and premium, if any, on) and interest on this Security in accordance with the terms hereof and of the Indenture, shall be construed in accordance with and governed by the laws of the State of New York.

A-1-7

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                              agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Date:

Medallion Signature Guarantee:

A-1-8

EXHIBIT A-2

Form of Notes due 2019

A-2-1

No.	$

CUSIP

MEAD JOHNSON NUTRITION COMPANY

4.90% NOTE DUE 2019

Mead Johnson Nutrition Company, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                     , the principal sum of                              Dollars ($        ) on November 1, 2019, and to pay interest thereon from November 5, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually on May 1 and November 1 in each year commencing May 1, 2010, at the rate of 4.90% per annum until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the April 15 or the October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that, if such Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day.

Payment of the principal of (and premium, if any, on) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * * *

A-2-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 5, 2009	Mead Johnson Nutrition Company

(SEAL)	By:
Name:
Title:

Attest:

By:
Name:
Title:	[Assistant] Secretary

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Dated:

A-2-3

MEAD JOHNSON NUTRITION COMPANY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of November 1, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a supplemental indenture dated as of November 5, 2009, among the Company, Mead Johnson & Company and the Trustee (collectively, the “Indenture”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $700,000,000.

The Securities are redeemable at the option of the Company, in whole or in part at any time and from time to time, at a Redemption Price equal to the greater of:

• 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date; and

• the sum of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Business Day” means any day other than a Saturday or Sunday and other than a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

A-2-4

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated and their respective successors and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

[the following two paragraphs should be included only in a restricted security]

The holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 5, 2009, by and among the Company and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. (the “Registration Rights Agreement”). In the event (i) the Exchange Offer (as defined in the Registration Rights Agreement) is not consummated or (ii) if required by the terms of the Registration Rights Agreement, the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 270th day after November 5, 2009 (each such event referred to in clauses (i) and (ii), a “Registration Default”), the Company shall be obligated to pay additional interest (“Additional Interest”) to the Holder of the Securities affected thereby at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum after the first 90-day period, provided that the maximum additional rate may not exceed 0.50% per annum in the aggregate. The accrual of Additional Interest will cease and the interest rate will revert to the original rate at the time described in the Registration Rights Agreement.

The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Securities by depositing with the Paying Agent, in trust, for the benefit of the holders thereof, on the next applicable Interest Payment Date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable Interest Payment Date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

A-2-5

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of all the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

“Global Security” and “Global Securities” means a Security or Securities evidencing all or part of a series of Securities, issued to the Depositary (as hereinafter defined) for such series or its nominee, and registered in the name of such Depositary or its nominee. “Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as the Depositary by the Company.

No holder of any beneficial interest in this Security held on its behalf by a Depositary or a nominee of such Depositary shall have any rights under the Indenture with respect to such Global Security, and such Depositary or nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

This Security is exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if (i) the Depositary (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities and the Company fails to appoint a successor depositary within 90 calendar days or (b) has ceased to be a clearing agency registered under the Exchange Act and the Company fails to appoint a successor depositary within 90 calendar days, (ii) at any time the Company in its sole discretion determines to issue Certificated Securities or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities issuable in authorized denominations and registered in such names as the Depositary holding this Security shall direct. Subject to the

A-2-6

foregoing, this Security is not exchangeable, except for a Security or Securities of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

No recourse shall be had for the payment of the principal of (and premium, if any, on) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Security and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security, including without limitation the obligation of the Company contained herein to pay the principal of (and premium, if any, on) and interest on this Security in accordance with the terms hereof and of the Indenture, shall be construed in accordance with and governed by the laws of the State of New York.

A-2-7

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                      agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Date:

Medallion Signature Guarantee:

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EXHIBIT A-3

Form of Notes due 2039

A-3-1

No.	$

CUSIP

MEAD JOHNSON NUTRITION COMPANY

5.90% NOTE DUE 2039

Mead Johnson Nutrition Company, a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                     , the principal sum of                              Dollars ($        ) on November 1, 2039, and to pay interest thereon from November 5, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually on May 1 and November 1 in each year commencing May 1, 2010, at the rate of 5.90% per annum until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the April 15 or the October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that, if such Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day.

Payment of the principal of (and premium, if any, on) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

* * * * *

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: November 5, 2009	Mead Johnson Nutrition Company

(SEAL)	By:
Name:
Title:

Attest:

By:
Name:
Title:	[Assistant] Secretary

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Dated:

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MEAD JOHNSON NUTRITION COMPANY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of November 1, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a supplemental indenture dated as of November 5, 2009, among the Company, Mead Johnson & Company and the Trustee (collectively, the “Indenture”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000.

The Securities are redeemable at the option of the Company, in whole or in part at any time and from time to time, at a Redemption Price equal to the greater of:

• 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date; and

• the sum of the remaining scheduled payments of principal of and interest on the Securities to be redeemed (not including any portion of the payment of interest accrued as of the Redemption Date), discounted to their present value as of the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 30 basis points, plus accrued and unpaid interest on the principal amount to be redeemed to the Redemption Date.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Business Day” means any day other than a Saturday or Sunday and other than a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Company is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

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“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated and their respective successors and, at the Company’s option, additional Primary Treasury Dealers; provided, however, that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

[the following two paragraphs should be included only in a restricted security]

The holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of November 5, 2009, by and among the Company and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. (the “Registration Rights Agreement”). In the event (i) the Exchange Offer (as defined in the Registration Rights Agreement) is not consummated or (ii) if required by the terms of the Registration Rights Agreement, the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 270th day after November 5, 2009 (each such event referred to in clauses (i) and (ii), a “Registration Default”), the Company shall be obligated to pay additional interest (“Additional Interest”) to the Holder of the Securities affected thereby at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum after the first 90-day period, provided that the maximum additional rate may not exceed 0.50% per annum in the aggregate. The accrual of Additional Interest will cease and the interest rate will revert to the original rate at the time described in the Registration Rights Agreement.

The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Securities by depositing with the Paying Agent, in trust, for the benefit of the holders thereof, on the next applicable Interest Payment Date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable Interest Payment Date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

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If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of all the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

“Global Security” and “Global Securities” means a Security or Securities evidencing all or part of a series of Securities, issued to the Depositary (as hereinafter defined) for such series or its nominee, and registered in the name of such Depositary or its nominee. “Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as the Depositary by the Company.

No holder of any beneficial interest in this Security held on its behalf by a Depositary or a nominee of such Depositary shall have any rights under the Indenture with respect to such Global Security, and such Depositary or nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

This Security is exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if (i) the Depositary (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities and the Company fails to appoint a successor depositary within 90 calendar days or (b) has ceased to be a clearing agency registered under the Exchange Act and the Company fails to appoint a successor depositary within 90 calendar days, (ii) at any time the Company in its sole discretion determines to issue Certificated Securities or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities issuable in authorized denominations and registered in such names as the Depositary holding this Security shall direct. Subject to the

A-3-6

foregoing, this Security is not exchangeable, except for a Security or Securities of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

No recourse shall be had for the payment of the principal of (and premium, if any, on) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Security and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

This Security, including without limitation the obligation of the Company contained herein to pay the principal of (and premium, if any, on) and interest on this Security in accordance with the terms hereof and of the Indenture, shall be construed in accordance with and governed by the laws of the State of New York.

A-3-7

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                              agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Date:

Medallion Signature Guarantee:

A-3-8

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

Re:	Mead Johnson Nutrition Company

[    ]% Notes due 20[    ]

Reference is hereby made to the Indenture, dated as of November 1, 2009, between Mead Johnson Nutrition Company, as issuer (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the First Supplemental Indenture, dated as of November 5, 2009, among the Company, Mead Johnson & Company and the Trustee (collectively, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

[            ], (the “Transferor”) owns and proposes to transfer the Securities or interest in such Securities specified in Annex A hereto, in the principal amount of $[        ] in such Securities or interests (the “Transfer”), to [            ] (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.  ☐  Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Certificated Security Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Certificated Security and in the Indenture and the Securities Act.

2.  ☐  Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Security or a Certificated Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Certificated Security and in the Indenture and the Securities Act.

3.  ☐   Check and complete if Transferee will take delivery of a beneficial interest in a Certificated Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Certificated Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a)  ☐  such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b)  ☐  such Transfer is being effected to the Company or a subsidiary thereof;

or

(c)  ☐  such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4.  ☐  Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Certificated Security.

(a)  ☐  Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.

(b)  ☐  Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.

(c)  ☐  Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Certificated Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)		☐	a beneficial interest in the:

	(i)	☐	144A Global Security (CUSIP [ ]), or

	(ii)	☐	Regulation S Global Security (CUSIP [ ]),

or

(b)		☐	a Restricted Certificated Security

of the following series:

[CHECK ONE OF (A), (B) or (C)]

(A)		☐	3.50% Notes due 2014,

(B)		☐	4.90% Notes due 2019, or

(C)		☐	5.90% Notes due 2039.

2. After the Transfer the Transferee will hold:

[CHECK ONE]

(a)		☐	a beneficial interest in the:

	(i)	☐	144A Global Security (CUSIP [ ]), or

	(ii)	☐	Regulation S Global Security (CUSIP [ ]), or

	(iii)	☐	Unrestricted Global Security (CUSIP [ ]), or

(b)		☐	a Restricted Certificated Security, or

(c)		☐	an Unrestricted Certificated Security,

of the applicable series in accordance with the terms of the Indenture.

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

Mead Johnson Nutrition Company

2701 Patriot Boulevard

Glenview, Illinois 60026

Re:	[ ]% Notes due 20[ ]

(CUSIP: [                    ])

Reference is hereby made to the Indenture, dated as of November 1, 2009, between Mead Johnson Nutrition Company, as issuer (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the First Supplemental Indenture, dated as of November 5, 2009, among the Company, Mead Johnson & Company and the Trustee (collectively, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

[            ], (the “Owner”) owns and proposes to exchange the Securities[s] or interest in such Securities[s] specified herein, in the principal amount of $[        ] in such Securities[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Certificated Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Certificated Securities or Beneficial Interests in an Unrestricted Global Security

(a)  ☐  Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b)  ☐  Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Certificated Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Certificated Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

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(c)  ☐  Check if Exchange is from Restricted Certificated Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner’s Exchange of a Restricted Certificated Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d)  ☐  Check if Exchange is from Restricted Certificated Security to Unrestricted Certificated Security. In connection with the Owner’s Exchange of a Restricted Certificated Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Unrestricted Certificated Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Certificated Securities or Beneficial Interests in Restricted Global Securities for Restricted Certificated Securities or Beneficial Interests in Restricted Global Securities

(a)  ☐  Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Certificated Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted Certificated Security with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Security is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Security and in the Indenture and the Securities Act.

(b)  ☐  Check if Exchange is from Restricted Certificated Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner’s Restricted Certificated Security for a beneficial interest in the [CHECK ONE] ☐ 144A Global Security, ☐ Regulation S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and

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in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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